Exhibit 99

                                     SLIDE 1

                              Swift Transportation


                                     SLIDE 2

                    $2.5 Billion in 2003 (Projected Revenues)


                                     SLIDE 3

                         Critical Components Of The Plan

                    *    Drivers

                    *    Sales

                    *    Facilities

                    *    Management Team

                    *    Capital

                    *    Information Systems


                                     SLIDE 4

                              Competitive Strengths

                    *    "Broken record"

                    *    Ability to recruit and train qualified drivers

                    *    Low operational cost

                    *    Motivated sales force

                    *    Terminal network promotes entrepreneurial spirit

                                     SLIDE 5

                              Swift Game Plan 2000

            No "Hail Mary" Passes, Just Simple Blocking and Tackling

                       [Slide contains football graphics]


                                     SLIDE 6

                 Swift Has An Abundance of Growth Opportunities

                    *    Growth with Existing Accounts

                    *    Growth with New Accounts

                    *    Private Fleet Outsourcing

                    *    Opportunistic Acquisitions


                                     SLIDE 7

                           Growth In Customer Revenues

                                                              2000 vs. 1999
                                                              -------------
     Top 5 Customers                                             +26.5%

     6-10 Customers                                              +12.3%

     11-15 Customer                                              +55.6%

     16-25 Customers                                             +35.1%

     26-50 Customers                                             +37.8%
     Top 50 In Total                                             +23.8%


                                     SLIDE 8

                       Mix of Top 50 Customers: Year 2000


                    Retailers:                        46.2%

                    Manufacturing                     19.1%

                    Paper Products                    14.2%

                    Grocery Products                  10.7%

                    Logistics                          7.5%

                    Building Materials                 1.0%

                    Beverage & Beverage Container      1.4%

                                     SLIDE 9

              Swift Provides Regional Service On A Nationwide Basis

         [Slide contains a map indicating the Swift terminal locations.]


                                    SLIDE 10

                    Swift's Terminal Network Enables . . . .

                    *    Local Market Presence

                    *    Rapid Response to Changing Customer Needs

                    * "Core Carrier" Trucking Services to Multi-Regional and National Shippers

                    *    Enhanced Driver Recruitment and Retention

                    *    Reduced Fuel Costs

                    *    Expedited Maintenance


                                    SLIDE 11

                                Financial Review

              [Slide contains graphics of a Swift tractor-trailer.]


                                    SLIDE 12

                               Heating Oil Futures

                   Dollars Per Barrel (As of February 1, 2001)

[Heating Oil Futures are standardized, transferable, exchange-traded contracts that require the delivery of diesel fuel at a fixed price on a specified future date. Heating Oil Futures are used by some diesel fuel purchasers as risk management vehicles to limit their exposure to future increases in the price of diesel fuel.]

                         March 2001                $0.8224
                         April 2001                $0.7936
                         May 2001                  $0.7696
                         June 2001                 $0.7551
                         July 2001                 $0.7486
                         August 2001               $0.7481
                         September 2001            $0.7526
                         October 2001              $0.7571
                         November 2001             $0.7616
                         December 2001             $0.7656
                         January 2002              $0.7636
                         February 2002             $0.7521
                         March 2002                $0.7286
                         April 2002                $0.7046
                         May 2002                  $0.6811
                         June 2002                 $0.6681


                                    SLIDE 13

                               National Fuel Index

[The National Fuel Index is a measure of the average price (in dollars per gallon) of diesel fuel in the United States. This slide contains a bar graph that illustrates fluctuations in the National Fuel Index from slightly under 1 in January 1999 to slightly below 1.6 in December 2000.]


                                    SLIDE 14

                               4th Quarter & Year


                   10-1 to 12-31,   10-1 to 12-31,              1-1 to 12-31,   1-1 to 12-31,
                        2000*            1999*       % change       2000*           1999        % change
                        -----            -----       --------       -----           ----        --------
    Revenues           $330.0           $284.3        +16.1%      $1,258.7        $1,016.2       +18.6%

Operating Income        $20.1            $30.7                      $99.7          $116.4

  Net Earnings          $10.1            $18.5                      $52.6           $66.8

  Earnings Per
      Share             $.16             $.28                       $.82            $1.02

 Operating Ratio        93.9%            89.2%                      92.1%           89.0%

*Unaudited

                                    SLIDE 15

                                    Revenues

                                   In Millions

                        23.4% Compound Annual Growth Rate

                           1991                $  190
                           1992                $  233
                           1993                $  277
                           1994                $  366
                           1995                $  458
                           1996                $  562
                           1997                $  714
                           1998                $  873
                           1999                $1,061
                           2000*               $1,259

                                   *Unaudited


                                    SLIDE 16

                                 Revenue Growth

                           1990-91               21.8%
                           1991-92               22.6%
                           1992-93               18.7%
                           1993-94               32.1%
                           1994-95               25.2%
                           1995-96               22.7%
                           1996-97               26.9%
                           1997-98               22.4%
                           1998-99               21.5%
                           1999-2000*            18.6%

                                   *Unaudited


                                    SLIDE 17

                                  Net Earnings

                                   In Millions

                           1991                 $ 6.5
                           1992                 $ 9.8
                           1993                 $12.3
                           1994                 $22.6
                           1995                 $23.0
                           1996                 $27.4
                           1997                 $41.6
                           1998                 $55.5
                           1999                 $66.8
                           2000*                $52.6

                                   *Unaudited

                                    SLIDE 18

                               Earnings Per Share

                                   In Dollars

                                  1st Quarter*

                           1996                   .04
                           1997                   .10
                           1998                   .14
                           1999                   .19
                           2000                   .17

                                  2nd Quarter*

                           1996                   .12
                           1997                   .16
                           1998                   .21
                           1999                   .27
                           2000                   .26

                                  3rd Quarter*

                           1996                   .16
                           1997                   .20
                           1998                   .24
                           1999                   .29
                           2000                   .24

                                  4th Quarter*

                           1996                   .15
                           1997                   .18
                           1998                   .25
                           1999                   .28
                           2000                   .16

                                  Yearly Total

                           1996                   .47
                           1997                   .64
                           1998                   .85
                           1999                  1.02
                           2000*                  .82

                                   *Unaudited

                                    SLIDE 19

                                 Operating Ratio

                           As of 12/31 except as noted

                           1991                  93.1
                           1992                  92.2
                           1993                  92.1
                           1994                  88.8
                           1995                  89.9
                           1996                  90.5
                           1997                  89.6
                           1998                  88.7
                           1999                  89.0
                           2000*                 92.1

                                   *Unaudited


                                    SLIDE 20

                          Debt To Total Capitalization

              As of 12/31 Except As Noted, Including Operating Line

                           1993                 28.1%
                           1994                 45.7%
                           1995                 40.5%
                           1996                 18.3%
                           1997                 22.6%
                           1998                 30.5%
                           1999                 30.0%
                           2000*                39.6%

                                   *Unaudited


                                    SLIDE 21

                            Strong Financial Position

                                   In Millions

                             As of December 31, 2000

                  Total Debt (Including Operating Line)*  $286.6

                  Equity*                                 $436.7

                  Total Capitalization*                   $723.3

                  Debt to Capital Ratio*                    39.6%

                                   *Unaudited

                                    SLIDE 22

                                   Our Mission

        Our fundamental objective is to provide Total Satisfaction to our employees, customers and shareholders.

                      Our Goal . . .Continuous Improvement


                                    SLIDE 23

                             Our Pillars Of Success

                    *    Customers

                    *    Employees

                    *    Safety

                    *    Equipment

                    *    Financial Stability


                                    SLIDE 24

[This slide contains graphics of a scale with a person outweighing tractor-trailers.]


                                    SLIDE 25

                                New Truck Orders

                           January 1999         9,731
                           February 1999       26,078
                           March 1999          30,051
                           April 1999          20,312
                           May 1999            24,163
                           June 1999           26,019
                           July 1999           19,202
                           August 1999         16,450
                           September 1999      18,706
                           October 1999        17,117
                           November 1999       16,618
                           December 1999       10,956
                           January 2000        17,643
                           February 2000       13,699
                           March 2000          11,565
                           April 2000          11,500
                           May 2000             9,942
                           June 2000           14,172
                           July 2000            8,736
                           August 2000         11,850
                           September 2000      11,302
                           October 2000         9,844
                           November 2000        8,422
                           December 2000        9,902

                                    SLIDE 26

                               Industry Challenges

                    *    Economy
                         a.   Consumer Confidence
                         b.   Disposable Income

                    *    Fuel

                    *    Drivers

                    *    Used Truck Values

                    *    Insurance


                                    SLIDE 27

[This slide contains an article written by Howard S. Abramson entitled "Trucking Faces Upheaval From Used Truck Glut, Hebe Says". The article was printed in the January 29, 2001 edition of TRANSPORT TOPICS.]


                                    SLIDE 28

[Abramson, Howard. "Trucking Faces Upheaval From Used Truck Glut, Hebe Says." TRANSPORT TOPICS. January 29, 2001. (Continued).]


                                    SLIDE 29

                               The Swift Advantage

          Industry Challenge           Swift Advantage
          ------------------           ---------------
          Freight Demand               growth with existing customers and
                                       cross selling MSCA Customers

          Used Truck Market            guarantee return agreements

          Fuel Prices                  terminal fuel: $.05 to $.08 per gallon
                                       cheaper and strong surcharge program

          Credit Squeeze               strong balance sheet

          Insurance                    significant savings for health and
                                       liability following combination with
                                       MSCA

                                    SLIDE 30

                              Pending MSCA Merger*

                    *    Closing anticipated last of Q2

                    *    Integration faster than expected: 1/1/02

                    * Revenue synergies remain intact from cross-selling and growth in international business

                    *    Cost synergies accelerated to 2002

                    *    Transplace ownership 30% (pre-employee dilution)

*Subject to conditions, including Hart-Scott-Rodino and stockholder approval


                                    SLIDE 31

                              State of the Industry

                    *    Tough Trucking

                    *    Record Trucking Company Failures

                    *    Expecting Depressed 1H 2001 earnings

                    *    Opportunity for Well-capitalized survivors:

                         -    Eliminate competitors

                         -    Eliminate excess capacity of trucks from market

                         -    Increase driver availability


                                    SLIDE 32

                              Swift Transportation